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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97544 and 333-33294) of Microfield Graphics, Inc., of our report dated March 6, 2003 relating to the financial statements which appear in this Form 10-KSB.

                                          PRICEWATERHOUSECOOPERS LLP
Portland, Oregon
March 20, 2003